UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2010

WEIKANG BIO-TECHNOLOGY GROUP CO., INC.
(Exact name of registrant as specified in its charter)

Nevada	333-165684	26-2816569
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

No. 365 Chengde Street, Daowai District, Harbin Heilongjiang Province, PRC 150020
(Address of principal executive offices)

(86) 451 8835 5530 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 19, 2010, the Board of Directors (the “Board”) of Weikang Bio-Technology Group Co., Inc. (the “Company”) adopted a charter for the creation and governance of the Audit Committee of the Board.  The Board has determined that all members of the Audit Committee are independent directors under the NYSE Amex rules and regulations of the Securities Exchange Act of 1934 (the “Exchange Act”) and each of them is able to read and understand fundamental financial statements.  The Board has determined that Yvonne Zhang qualifies as an “audit committee financial expert” as defined in the Exchange Act and will act as the Chairman of the Audit Committee.  The members of the Audit Committee are Yvonne Zhang, Yilun Jin and Allen Zhang.

On April 19, 2010, the Board adopted a charter for the creation and governance of the Compensation Committee of the Board.  The charter requires that at least two members must be “non-employee directors” and “outside directors” within the meaning under the applicable rules and regulations of the Exchange Act and the Internal Revenue Code.  Employee directors are eligible to serve in addition to the outside directors.  The Board selected two “independent and outside” directors from the Board to serve on the Compensation Committee.  Yin Wang will serve as the Chairman of the Compensation Committee and Yan Huang and Yvonne Zhang will serve as members of the Compensation Committee.

On April 19, 2010, the Board adopted a charter for the creation and governance of the Nominating and Corporate Governance Committee of the Board.  Yin Wang will serve as the Chairman of the Nominating and Corporate Governance Committee and Yilun Jin and Allen Zhang will serve as members of the Nominating and Corporate Governance Committee.

The charters for each of these committees are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, to this Form 8-K.

On April 19, 2010, the Board also adopted an Insider Trading policy for the Company’s officers, directors and employees.  The Weikang Bio-Technology Group Co., Inc. Statement of Policy on Insider Trading is attached hereto as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Charter of the Audit Committee
99.2	Charter of the Compensation Committee
99.3	Charter of the Nominating and Corporate Governance Committee
99.4	Weikang Bio-Technology Group Co., Inc. Statement of Policy on Insider Trading

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIKANG BIO-TECHNOLOGY GROUP CO., INC.

Date: April 21, 2010	By:	/s/ Yin Wang
Yin Wang Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Charter of the Audit Committee
99.2	Charter of the Compensation Committee
99.3	Charter of the Nominating and Corporate Governance Committee
99.4	Weikang Bio-Technology Group Co., Inc. Statement of Policy on Insider Trading